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                                  E*TRADE FUNDS

                       E*TRADE Municipal Money Market Fund
                          Sweep Class and Premier Class

                 E*TRADE California Municipal Money Market Fund
                  E*TRADE New York Municipal Money Market Fund
                                   Sweep Class

                        Supplement Dated February 9, 2005
                     to Prospectuses Dated November 26, 2004

The E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund (collectively, the "Funds") have been notified by E*TRADE Securities LLC ("ETS"), the sole shareholder of the Sweep Class of each Fund on behalf of its customers, that it intends to redeem all of the Sweep Class assets of each Fund on or about March 21, 2005. The E*TRADE California Municipal Money Market Fund and E*TRADE New York Municipal Money Market Fund have only Sweep Class shares and substantially all of the assets in the E*TRADE Municipal Money Market Fund are invested in Sweep Class shares.

The Funds' Board of Trustees has determined that, in light of the notification by ETS to redeem all of the Sweep Class shares of the Funds and the impact of that redemption on each of the Funds, the continuation of the Funds would not be in the best interest of the Funds and their shareholders. Accordingly, the Board of Trustees has approved an Agreement and Plan of Liquidation (the "Plan") for each of the Funds. As soon as practicable following the effective date of the Plan, each class of each Fund will be liquidated. The Premier Class of shares of the E*TRADE Municipal Money Market Fund will be liquidated first and such liquidation proceeds will be paid to Premier Class shareholders entirely in cash. Liquidation and/or redemption proceeds for each class of shares will be net of any charges, taxes, expenses, and liabilities of the Funds attributable to that class of shares, which are either paid or provided for.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE